                     The Latin American Discovery Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Cosan  11/17    -     $48.00 $770,23  34,400    0.54%  0.70%   Morgan  Credit
 S.A.    /05                   3,000                            Stanle  Suisse
Indust                                                            y,     First
 ria e                                                          Credit  Boston
Comerc                                                          Suisse
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                                                                Capita
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